UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 5, 2010 (August 5, 2010)

Date of Report (date of earliest event reported)

NEUROGESX, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33438	94-3307935
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2215 Bridgepointe Parkway, Suite 200, San Mateo, California 94404

(Address of principal executive offices)

(650) 358-3300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 5, 2010, NeurogesX, Inc. (the “Company”) issued a press release regarding the Company’s financial results for the second quarter ended June 30, 2010 and held a teleconference to review these results and discuss recent developments. Copies of the press release and script are filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K, the contents of which are incorporated by reference into this Item 2.02.

Item 8.01.	Other Events

The discussion set forth in Item 2.02 above is hereby incorporated by reference into this Item 8.01, as well as the contents of the press release and script filed as Exhibits 99.1 and 99.2, respectively, and is deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

On August 5, 2010, the Company also issued a press release regarding its plans to file a universal shelf registration on Form S-3 with the Securities and Exchange Commission. A copy of the press release relating to the shelf filing is being filed as Exhibit 99.3 and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press release entitled “NeurogesX Reports Second Quarter 2010 Results.”

Exhibit 99.2	Script of August 5, 2010 teleconference.

Exhibit 99.3	Press release entitled “NeurogesX Announces Proposed Shelf Registration Statement.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROGESX, INC.

Date: August 5, 2010	By:	/S/ STEPHEN F. GHIGLIERI
Stephen F. Ghiglieri
Executive Vice President, Chief Operating Officer Chief Financial Officer

EXHIBIT LIST

Exhibit 99.1	Press release entitled “NeurogesX Reports Second Quarter 2010 Results.”

Exhibit 99.2	Script of August 5, 2010 teleconference.

Exhibit 99.3	Press release entitled “NeurogesX Announces Proposed Shelf Registration Statement.”